EXHIBIT 13.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Oded Bashan, as Chief Executive Officer of On Track Innovations Ltd. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

    (1)        the accompanying annual report on Form 20-F for the year ended December 31, 2008 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 29, 2009	By: /s/ Oded Bashan —————————————— Oded Bashan Chief Executive Officer of the Company